Exhibit 10.1

EXECUTION VERSION

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Joinder Agreement”) is executed as of July 2, 2015, by CERVALIS HOLDINGS LLC, a Delaware limited liability company (“Cervalis Holdings”) and CERVALIS LLC, a Delaware limited liability company (“Cervalis LLC”, together with Cervalis Holdings, each a “Joining Party” and collectively, the “Joining Parties”), and delivered to KeyBank National Association, as Agent, pursuant to Section 5.2 of the Credit Agreement dated as of October 9, 2014 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), among CyrusOne LP (the “Borrower”), KeyBank National Association, as a Lender and as Agent, and the other Lenders from time to time party thereto. Terms used but not defined in this Joinder Agreement shall have the meanings defined for those terms in the Credit Agreement.

RECITALS

A.            Each Joining Party is required, pursuant to Section 5.2 of the Credit Agreement, to become an additional Subsidiary Guarantor under the Guaranty.

B.            Each Joining Party expects to realize direct and indirect benefits as a result of the availability to the Borrower of the credit facilities under the Credit Agreement.

NOW, THEREFORE, Joining Party agrees as follows:

AGREEMENT

1.             Joinder.  By this Joinder Agreement, each Joining Party hereby becomes a “Subsidiary Guarantor” and a “Guarantor” under the Guaranty, and the other Loan Documents with respect to all the Obligations of the Borrower now or hereafter incurred under the Credit Agreement and the other Loan Documents. Each Joining Party agrees that, as of the Effective Date (and, in the case of representations and warranties, subject to the following paragraph) such Joining Party is and shall be bound by, and hereby assumes, all representations, warranties, covenants, terms, conditions, duties and waivers applicable to a Subsidiary Guarantor and a Guarantor under the Guaranty and the other Loan Documents.

2.             Representations and Warranties of Joining Party.  Each Joining Party represents and warrants to Agent that, as of the Effective Date (as defined below), except as disclosed in writing by each Joining Party to Agent on or prior to the date hereof and approved by the Agent in writing (which disclosures shall be deemed to amend the Schedules and other disclosures delivered as contemplated in the Credit Agreement and which disclosures are attached hereto as Schedule A), the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects as applied to such Joining Party as a Subsidiary Guarantor and a Guarantor on and as of the Effective Date as though made on that date (unless such representations apply to any earlier date). As of the Effective Date, each Joining Party shall be in compliance with all covenants and agreements in the Loan Documents of a Subsidiary Guarantor with respect to such Joining Party and no Default or Event of Default exists or will exist after giving effect hereto as of the date hereof.

3.             Joint and Several.  Each Joining Party hereby agrees that, as of the Effective Date, the Guaranty and the other Loan Documents heretofore delivered to the Agent and the Lenders shall be a joint and several obligation of Joining Party to the same extent as if executed and delivered by such Joining Party, and upon request by Agent, will promptly become a party to the Guaranty and the other applicable Loan Documents to confirm such obligation.

4.             Further Assurances.  Each Joining Party agrees to execute and deliver such other instruments and documents and take such other action, as the Agent may reasonably request, in connection with the transactions contemplated by this Joinder Agreement.

5.             GOVERNING LAW.  THIS JOINDER AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.             Counterparts. This Joinder Agreement may be executed in any number of counterparts which shall together constitute but one and the same agreement.

7.             The effective date (the “Effective Date”) of this Joinder Agreement shall be the date first above written.

[Signature pages follow]

IN WITNESS WHEREOF, the Joining Parties have executed this Joinder Agreement under seal as of the day and year first above written.

CERVALIS HOLDINGS LLC, a Joining Party

By:	CYRUSONE LP, its sole member

By:	CYRUSONE GP, its general partner

	By:	CYRUSONE INC., its trustee

		By:	/s/ Anubhav Raj
Name: Anubhav Raj
Title: VP, Treasurer

(SEAL)

CERVALIS LLC, a Joining Party

By:	Cervalis Holdings LLC, its sole member

By:	CYRUSONE LP, its sole member

By:	CYRUSONE GP, its general partner

	By:	CYRUSONE INC., its trustee

		By:	/s/ Anubhav Raj
Name: Anubhav Raj
Title: VP, Treasurer

(SEAL)

[Signature page to Joinder Agreement]

ACKNOWLEDGED:

KEYBANK NATIONAL ASSOCIATION, as Agent

By:	/s/ Jason Weaver

Its:	Senior Vice President

[Printed Name and Title]

[Signature page to Joinder Agreement]